                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                       G.T. GLOBAL EASTERN EUROPE FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[LOGO]

                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 California Street
                                   27th Floor
                            San Francisco, CA 94111

DEAR SHAREHOLDER:

    Attached is the Notice and Proxy Statement for the Annual Meeting of Shareholders of G.T. Global Eastern Europe Fund (formerly, G.T. Greater Europe
Fund) (the "Fund") to be held on August 14, 1996. There are two matters on which you, the Shareholder, are being asked to vote:

    (i)  the election of one Class 3 Trustee for the Fund; and

    (ii) the ratification of the selection of independent accountants.

    The Fund's Board of Trustees unanimously recommends that you vote to approve each of the proposals as set forth in the enclosed Proxy Statement.

    To help the Fund avoid the substantial costs of further proxy solicitations, please complete the proxy card and return it as soon as possible in the enclosed postage-paid envelope, even if you plan to attend the meeting in person.

    Thank you in advance for your participation and prompt attention.

                                          Sincerely yours,

                                          /s/ DAVID A. MINELLA
                                          DAVID A. MINELLA
                                          CHAIRMAN OF THE BOARD
                                          AND PRESIDENT

JULY 12, 1996

                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 CALIFORNIA STREET
                                   27TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 14, 1996

TO THE SHAREHOLDERS OF G.T. GLOBAL EASTERN EUROPE FUND:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of G.T. Global Eastern Europe Fund (formerly, G.T. Greater Europe
Fund) (the "Fund") will be held at 50 California Street, 27th Floor, San Francisco, California, on August 14, 1996, at 2:00 p.m., Pacific time, for the following purposes:

    (1) To elect one Class 3 Trustee to serve until 1999;

    (2) To ratify the selection of Coopers & Lybrand L.L.P., independent accountants, as auditors for the Fund for its fiscal year ending October 31, 1996; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Shareholders of record at the close of business on July 2, 1996, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. We sincerely hope you can attend the Meeting. However, whether or not you will attend, we urge you to PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD, so that a quorum will be present and a maximum number of shares may be voted.

                                          BY ORDER OF THE BOARD OF TRUSTEES,

                                          /s/ HELGE KRIST LEE
                                          HELGE KRIST LEE
                                          SECRETARY
SAN FRANCISCO, CALIFORNIA
JULY 12, 1996

 YOUR VOTE IS VERY IMPORTANT. BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE
  ENCLOSED PROXY CARD YOU WILL HELP YOUR FUND AVOID THE SUBSTANTIAL ADDITIONAL
                   EXPENSES OF MAKING FURTHER SOLICITATIONS.

                                PROXY STATEMENT
                        G.T. GLOBAL EASTERN EUROPE FUND
                              50 CALIFORNIA STREET
                                   27TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 392-6181

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                AUGUST 14, 1996

                            ------------------------

    This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of G.T. Global Eastern Europe Fund (formerly, G.T. Greater Europe Fund) (the "Fund"). These proxies are to be used at the Annual Meeting of Shareholders and at any adjournment thereof (the "Meeting") to be held at the offices of the Fund, 50 California Street, 27th Floor, San Francisco, California 94111, August 14, 1996, at 2:00 p.m. Pacific time. Each shareholder will be entitled to one non-cumulative vote for each share owned on all matters to come before the Meeting. Each fractional share shall be entitled to a proportionate fractional vote. Only shareholders of record at the close of business on July 2, 1996, ("Shareholders"), are entitled to notice of and to vote at the Meeting. Copies of this Proxy Statement and the accompanying materials will first be mailed to Shareholders on or about July 16, 1996.

    If the accompanying proxy card is properly executed and returned by a Shareholder in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Shareholder. Executed proxies that are unmarked will be voted in favor of the nominee for trustee; in accordance with the recommendation of the Board of Trustees as to Proposal 2; and, at the discretion of the Proxyholders, on any other matter that may properly have come before the Meeting or any adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund or by the issuance of a subsequent proxy. To be effective, such revocation must be received by the Secretary of the Fund prior to the Meeting. In addition, a Shareholder may revoke a proxy by attending the Meeting and voting in person. The solicitation of proxies will be made primarily by mail but also may be made by telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

    The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    As of July 2, 1996, the record date, there were 7,220,405 shares of beneficial interest in the Fund. To the knowledge of the Fund's management, as of the record date, (1) no single Shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of the outstanding voting securities of the Fund, (2) no Trustee of the Fund owned 1% or more of the Fund's outstanding shares, and (3) the officers and Trustees of the Fund owned, as a group, less than 1% of the Fund's outstanding shares.

                      PROPOSAL NO. 1: ELECTION OF TRUSTEES

    The Fund's Trustees, all of whom are listed below, are divided into three classes. Upon expiration of the initial term of office of each Trustee, a Trustee elected to succeed the Trustee whose term of office expires shall be elected for a term expiring on the date of the third annual meeting of shareholders or special meeting in lieu thereof following his or her election. The term of the Class 3 Trustee expires in 1996. The terms of Class 1 and 2 Trustees will expire in 1997 and 1998, respectively. It is proposed that the Class 3 Trustee be elected at the Meeting to serve for a term expiring in 1999.

    The classification of the Fund's Trustees helps to promote the continuity and stability of the Fund's management and policies because the majority of the Trustees at any given time will have prior experience as Trustees of the Fund. At least two shareholders meetings, instead of one, are required to effect a change in a majority of the Trustees, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Trustees may fill the vacancies so created. Accordingly, at the Meeting, one Trustee will be elected to serve until the Fund's 1999 Annual Meeting of Shareholders.

    It is the intention of each proxy named on the accompanying proxy card to vote FOR the election of the nominee listed below unless the Shareholder specifically indicates in his or her proxy card the desire to withhold authority to vote for such nominee. A plurality of the votes cast at the Meeting in person or by proxy is required to elect such nominee. Shareholders of the Fund do not have cumulative voting rights with respect to the election of the Trustees. The Board of Trustees does not contemplate that the nominee, who has consented to being nominated, will be unable to serve as Trustee for any reason, but if that should occur prior to the meeting, the proxies will be voted for such other nominee as the Board of Trustees may recommend.

    The Trustees, including the nominee, Mr. Minella, have served as Trustees since the Fund's commencement of operations in March 1990. Mr. Minella is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his employment by LGT Asset Management, Inc. ("LGT Asset Management").

INFORMATION REGARDING NOMINEE FOR ELECTION AT THE ANNUAL MEETING

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                            INDIRECTLY ON JULY 2,
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND          1996
- ----------------------------------------------------------------------  -------------------------  ---------------------
CLASS 3 -- TERM EXPIRES 1999
David A. Minella, Age 43                                                Chairman of the Board,              13,032
Director of Liechtenstein Global Trust (holding company of the various  Trustee and President international LGT companies) since 1990; President of the Asset
Management Division, Liechtenstein Global Trust since 1995; Director and President of LGT Asset Management Holdings, Inc. ("LGT Asset
Management Holdings") since 1988; Director and President of LGT Asset
Management since 1989; Director of GT Global, Inc. ("GT Global") since
1987 and President of GT Global from 1987 to 1995; Director of GT
Global Investor Services, Inc. ("GT Services") since 1990; President of GT Services from 1990 to 1995; a Director of G.T. Global Insurance
Agency, Inc. ("G.T. Insurance") since 1992; and President of G.T.
Insurance from 1992 to 1995. Mr. Minella also is a director or trustee of each of the other investment companies registered under the 1940
Act that is managed or administered by LGT Asset Management.

INFORMATION REGARDING TRUSTEES WHOSE CURRENT TERMS CONTINUE

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                            INDIRECTLY ON JULY 2,
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND          1996
- ----------------------------------------------------------------------  -------------------------  ---------------------
CLASS 1 -- TERM EXPIRES 1997
C. Derek Anderson, Age 54                                               Trustee                                 --
Chairman of Anderson Capital Management, Inc.; Chairman, Plantagenet
Holdings, Ltd. from 1991 to present; a Director of Munsingwear, Inc.;
Director of American Heritage Group, Inc.; and various other companies. Mr. Anderson also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by LGT Asset Management.

Frank S. Bayley, Age 56                                                 Trustee                                100
Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a Director and Chairman of C.D. Stimson Company (a private investment company). Mr. Bayley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by LGT Asset Management.

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                            INDIRECTLY ON JULY 2,
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND          1996
- ----------------------------------------------------------------------  -------------------------  ---------------------
CLASS 2 -- TERM EXPIRES 1998
Arthur C. Patterson, Age 51                                             Trustee                                 --
Managing Partner of Accel Partners, a venture capital firm. He also serves as a director of various computing and software companies. Mr.
Patterson also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by LGT Asset Management.

Ruth H. Quigley, Age 60                                                 Trustee                                200
Ms. Quigley is a private investor. From 1984 to 1986, she was
President of Quigley Friedlander & Co., Inc., a financial advisory services firm. Ms. Quigley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by LGT Asset Management.

    The above information provides the business experience of each Trustee during at least the past five years. Corresponding information with respect to the Executive Officers of the Fund is provided below. See "Other Information -- Executive Officers of the Fund."

    On July 2, 1996, the Trustees and Officers of the Fund as a group owned beneficially 13,032 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Of these shares, 5,000 shares were individually owned by Mr. Minella and 7,732 shares were owned by LGT Asset Management, which Mr. Minella is presumed to control.

    There were nine meetings of the Board of Trustees held during the fiscal year ended October 31, 1995, and each Trustee attended at least 75% of those meetings, except Mr. Patterson who attended six such meetings. The Board of Trustees has an Audit Committee comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the Fund's independent public accountants. During the Fund's fiscal year ended October 31, 1995, the Audit Committee met one time.

    Each Trustee serves in total as a director or trustee, respectively, of nine registered investment companies with 40 series managed or administered by LGT Asset Management. The Fund pays each Trustee who is not a director, officer or employee of G.T. Capital or any affiliated company an annual fee of $5,000, plus $300 for each meeting of the Board or any committee of the Board attended by such Trustee, and reimburses travel and other out-of-pocket expenses incurred in connection with attendance at such meetings. For the Fund's fiscal year ended October 31, 1995, the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, in the aggregate have received fees and expense reimbursements totalling $30,294. Mr. Minella received no compensation from the Fund.

    The table below includes certain information relating to the compensation of the Fund's Trustees for the fiscal year ended October 31, 1995.

                               COMPENSATION TABLE

                                                                 PENSION OR
                                                                 RETIREMENT                            TOTAL
                                                                  BENEFITS                          COMPENSATION
                                                 AGGREGATE     ACCRUED AS PART  ESTIMATED ANNUAL   FROM THE FUND
                                                COMPENSATION    OF THE FUND'S     BENEFITS UPON     AND THE FUND
          NAME OF PERSON, POSITION             FROM THE FUND      EXPENSES         RETIREMENT         COMPLEX
- ---------------------------------------------  --------------  ---------------  -----------------  --------------
C. Derek Anderson ...........................   $      7,627             N/A               N/A      $     92,177
 Trustee
Frank S. Bayley .............................   $      7,529             N/A               N/A      $     87,869
 Trustee
David A. Minella ............................            N/A             N/A               N/A               N/A
 Trustee and President
Arthur C. Patterson .........................   $      7,629             N/A               N/A      $     92,261
 Trustee
Ruth H. Quigley .............................   $      7,509             N/A               N/A      $     86,958
 Trustee

RECOMMENDATION AND REQUIRED VOTE

    A plurality of all the votes cast at the Meeting is required for the election of the Class 3 Trustee.

                        THE BOARD OF TRUSTEES RECOMMENDS
            THAT YOU VOTE "FOR" THE TRUSTEE LISTED IN PROPOSAL NO. 1

      PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    At a meeting called for the purpose of such selection, the firm of Coopers & Lybrand L.L.P. was unanimously selected by the Board of Trustees of the Fund, including the Trustees who are not "interested persons" of the Fund, as the independent accountants to audit the books and the accounts of the Fund for the current fiscal year ending October 31, 1996, and to include its opinion in financial statements filed with the Securities and Exchange Commission ("SEC"). The Board of Trustees has directed the submission of this selection to the shareholders for ratification. In addition, as required by the 1940 Act, the vote of the Board of Trustees is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities, to terminate such engagement without penalty at any meeting called for the purpose of voting thereon. Coopers & Lybrand L.L.P. has advised the Board of Trustees that it has no financial interst in the Fund. During the Fund's fiscal year ended October 31, 1995, the professional services rendered by Coopers & Lybrand L.L.P. included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the SEC. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

RECOMMENDATION AND REQUIRED VOTE

    In order to ratify the selection of auditors, the affirmative vote of the holders of a majority of the Fund's shares voting at the Meeting is required.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
       THAT YOU VOTE TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P.

                               OTHER INFORMATION

INFORMATION REGARDING LGT ASSET MANAGEMENT

    LGT Asset Management and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of LGT Asset Management are located at 50 California Street, 27th Floor, San Francisco, California 94111.

    LGT Asset Management and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

    As of June 1, 1996, LGT Asset Management and its worldwide asset management affiliates managed or administered approximately $27 billion, of which approximately $17 billion consist of GT Global retail funds worldwide. In the U.S., as of June 1, 1996, LGT Asset Management managed or administered approximately $10.3 in GT Global Mutual Funds. As of June 1, 1996, assets under advice by LGT Bank in Liechtenstein exceeded $20 billion. As of June 1, 1996, assets entrusted to Liechtenstein Global Trust totaled approximately $47 billion.

    In addition to the resources of its San Francisco office, LGT Asset Management uses the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt.

EXECUTIVE OFFICERS OF THE FUND

    The executive officers of the Fund are listed below. The business address of each officer is 50 California Street, 27th Floor, San Francisco, California 94111.

    David A. Minella, age 43, is President of the Fund. Mr. Minella is a Director and President of LGT Asset Management. Additional information about Mr. Minella is provided above.

    Helge K. Lee, age 50, is Vice President and Secretary of the Fund. Mr. Lee has been Senior Vice President, General Counsel and Secretary of LGT Asset Management Holdings, LGT Asset Management, GT Global, GT Services and G.T. Insurance since February, 1996. He served as Senior Vice President, General Counsel and Secretary of LGT Asset Management Holdings, LGT Asset Management, GT Global, GT Services & G.T. Insurance from May, 1994 to February, 1996. Mr. Lee was the Senior Vice President, General Counsel and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October, 1991 through May, 1994. For more than five years prior to October 1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, Wisconsin.

    F. Christian Wignall, age 39, is Vice President of the Fund. Mr. Wignall has been a Director of LGT Asset Management Holdings since 1989, Senior Vice President, Chief Investment Officer -- Global Equities and a Director of LGT Asset Management since 1987, and Chairman of the Investment Policy Committee of the affiliated international G.T. companies since 1990.

    James R. Tufts, age 38, is Vice President, Treasurer and Chief Financial Officer of the Fund. Mr. Tufts has been President of GT Services since 1995. From 1994 to 1995, he was Senior Vice President -- Finance and Administration of GT Global, GT Services and G.T. Insurance. Senior Vice President -- Finance and Administration of LGT Asset Management Holdings and LGT Asset Management since 1994. From 1990 to 1994, Mr. Tufts was Vice President -- Finance of LGT Asset Management, GT Global and GT Services. Mr. Tufts was Vice President -- Finance of G.T. Insurance from 1992 to 1994. He has served as a Director of LGT Asset Management, GT Global and GT Services since 1991.

    Kenneth R. Chancey, age 50, is Vice President and Chief Accounting Officer of the Fund. Mr. Chancey has been Vice President -- Mutual Fund Accounting at LGT Asset Management since 1992. Mr. Chancey was Vice President of Putnam Fiduciary Trust Company from 1989 to 1992.

    Peter R. Guarino, age 38, is Assistant Secretary of the Fund. Mr. Guarino has been Secretary of LGT Asset Management Holdings, LGT Asset Management, GT Global, GT Services and G.T. Insurance since February, 1996. Mr. Guarino has been Assistant General Counsel of LGT Asset Management, GT Global and GT Services since 1991, and Assistant General Counsel of G.T. Insurance since 1992. From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation.

    David J.  Thelander,  age  40,  is Assistant  Secretary  of  the  Fund.  Mr.
Thelander has been Vice President of LGT Asset Management Holdings, LGT Asset Management, GT Global, GT Services and G.T. Insurance since February, 1996. Mr. Thelander has been an Assistant General Counsel of LGT Asset Management since January 1995. Mr. Thelander was an associate at the law firm of Kirkpatrick & Lockhart LLP from 1993 to 1994. Prior thereto, he was an attorney with the U.S. Securities and Exchange Commission.

                     DESCRIPTION OF OUTSTANDING LITIGATION

SUMMARY
    Last November, two shareholders of the Fund filed actions against the Fund, G.T. Capital Management, Inc. (now named LGT Asset Management, Inc.)("G.T.
Capital") and the Fund's Trustees in United States District Court. At a preliminary hearing on December 8, 1995, the Court considered certain of the plaintiffs' allegations and concluded that "both the risk of irreparable harm and plaintiffs' probability of success on their claims are minimal" and, accordingly, denied plaintiffs' motions for preliminary injunctions. As described below, the Fund, G.T. Capital and the Trustees have now reached an agreement in principle providing for the dismissal of all actions and claims associated with the litigation.

BACKGROUND
    The  litigation was  filed as  two separate  actions against  the Fund, G.T.
Capital and the Fund's Trustees in the United States District Court for the Northern District of California regarding the proposals for consideration at the December 13, 1995 Special Meeting of Shareholders ("Meeting"). The principal allegation advanced in both actions was that G.T. Capital and the Trustees engaged in an unlawful scheme whereby they sold shares of the Fund to the public in 1990 on the basis of representations that the Fund's shareholders would eventually have the opportunity to vote to open-end the Fund, but in 1995 allegedly sought to prevent the Fund from becoming an open-end fund through the use of proxy materials proposing conversion of the Fund into an "interval" fund and refocusing the Fund's investment mandate to concentrate on Eastern Europe (the "Restructuring Proposal"). In addition, the plaintiff in one of the actions made allegations of mismanagement of and payment of excessive fees by the Fund. Plaintiffs filed motions to obtain preliminary injunctions that collectively would have enjoined the holding of the Meeting and the solicitation of proxies in connection therewith. On December 8, 1995, the Court issued an order rejecting the preliminary injunctions and finding that "[b]ecause both the risk of irreparable harm and plaintiffs' probability of success on their claims are minimal, plaintiffs' motions for preliminary injunction are DENIED."

    At the Meeting, which was reconvened on February 9, 1996 after an adjournment, the Fund's shareholders voted in favor of the Restructuring Proposal. Because the Trustees believed that a larger percentage of the Fund's shareholders might be interested in participating in the Fund's initial repurchase offer, the Fund increased the repurchase offer amount from 25% of the Fund's outstanding shares to 55% of the outstanding shares. The repurchase offer, in which the Fund repurchased 55% of its shares at approximately net asset value, was completed on May 17, 1996. The Fund then completed its restructuring on May 31, 1996, by converting to "interval" status and by adopting investment policies that focus on Eastern Europe.

CURRENT STATUS OF THE LITIGATION
    The Fund, G.T. Capital and the Trustees have reached an agreement in principle (the "Settlement Agreement") with the plaintiffs providing for the dismissal of all actions and claims associated with the litigation. The Settlement Agreement, which is subject to written execution by the parties and approval by the Court, would provide for the payment of certain legal expenses to plaintiffs' counsel but would entail no cost to the Fund. Although the Fund, G.T. Capital and the Trustees continue to believe that the plaintiffs' claims are without merit, they also believe that it is in the best interests of the Fund's shareholders to settle the litigation.

                              GENERAL INFORMATION

ADMINISTRATOR OF THE FUND

    Princeton Administrators, L.P. ("Princeton") administers the Fund's business and regulatory affairs subject to the supervision of the Board of Trustees. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc. Its principal address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit a proposal for consideration at the Fund's next annual shareholder meeting should submit such proposal to the Fund no later than January 10, 1997. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals are subject to limitation under the federal securities laws.

SOLICITATION OF PROXIES

    The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of Proxies by mail, officers of the Fund and employees of G.T. Capital, without additional compensation, may solicit Proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund.

    The Fund has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. You may receive a telephone call from this firm concerning this proxy solicitation. The Fund estimates that SCC will be paid fees of approximately $2,500 in connection with the solicitation, depending upon the nature and extent of the services provided.

OTHER MATTERS TO COME BEFORE THE MEETING

    The Board of Trustees does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the Proxyholders will vote thereon according to their best judgment in the interests of the Fund.

REPORTS TO SHAREHOLDERS

    THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT, ON REQUEST. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE FUND AT 50 CALIFORNIA STREET, 27TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111, OR BY CALLING (800) 824-1580.

    IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          BY ORDER OF THE BOARD OF TRUSTEES,

                                          /s/ HELGE KRIST LEE
                                          HELGE KRIST LEE
                                          SECRETARY
JULY 12, 1996

PROXY                                                                    PROXY
                     G.T. GLOBAL EASTERN EUROPE FUND
     PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON AUGUST 14, 1996
      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND

The undersigned hereby appoints David A. Minella, Helge K. Lee and David J. Thelander, and each of them separately, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of G.T. Global Eastern Europe Fund ("Fund") on August 14, 1996, at 2:00 p.m., San Francisco time, and at any adjournment thereof, all of the shares of beneficial interest of the Fund held of record by the undersigned on July 2, 1996.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR TRUSTEE AS SET FORTH IN PROPOSAL 1 AND FOR BOTH PROPOSALS 2 AND 3.

      ----------------------------------------------------------------
      |  PLEASE VOTE, SIGN AND DATE THE PROXY CARD ON OTHER SIDE AND |
- ------|        RETURN PROMPTLY  IN THE ENCLOSED ENVELOPE.            |-------
|     ----------------------------------------------------------------      |
|    NOTE: Please sign exactly as name appears hereon. All joint owners     |
|    should sign. When signing as executor, administrator, attorney,        |
|    trustee or guardian or as custodian for a minor, please give full      |
|    title as such. If a corporation, please sign in full corporate name    |
|    by any authorized officer and indicate the signer's office. If a       |
|   partnership, sign in the partnership name by an authorized officer.     |
- -----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?


- -------------------------------------   --------------------------------------

- -------------------------------------   --------------------------------------

- -------------------------------------   --------------------------------------




/X/ PLEASE MARK VOTES                                                                                                          ----
    AS IN THIS EXAMPLE                                                                                                             |

                                           WITH-
                                     FOR   HOLD                                                               FOR   AGAINST  ABSTAIN
1.) ELECTION OF TRUSTEE              / /   / /        2.) Proposal to ratify the selection of Coopers &       / /     / /      / /
    NOMINEE:                                              Lybrand as Independent Public Accountants for
               DAVID A. MINELLA                           the fiscal year ending October 31, 1996.

                                                      3.) In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournments thereof.

                                                                  THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE
                                                                NOMINEE FOR ELECTION AS TRUSTEE AND FOR THE OTHER
                                                                          PROPOSALS LISTED ABOVE.

                                                          YOUR VOTE IS VERY IMPORTANT. Please help your Fund eliminate the expense of additional mailings by executing and returning this proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.


                                                -----------
 Please be sure to sign and date this Proxy.   |Date       |    Mark box at right if comments or address change have been   / /
- ------------------------------------------------------------    noted on the reverse side of this card.
|                                                          |
|                                                          |
|                                                          |
- -----Shareholder sign here---------Co-owner sign here-------
